UNITED STATES
                              SECURITIES AND EXCHANGE COMMISSION
                                     Washington, D.C.  20549

                                            FORM 8-K


                                         CURRENT REPORT

                           PURSUANT TO SECTION 13 OR 15(d) OF THE
                               SECURITIES EXCHANGE ACT OF 1934



         Date of Report (Date of earliest event reported)  May 8, 2003



                                 THE MAY DEPARTMENT STORES COMPANY
                      (Exact name of Registrant as specified in its charter)

              Delaware                   I-79               43-1104396
           (State or other          (Commission           (IRS Employer
           jurisdiction of           File Number)      Identification No.)
            incorporation)



                   611 Olive Street, St. Louis, Missouri          63101
                 (Address of principal executive offices)      (Zip code)



                     Registrant's telephone number, including area code:
                                         (314) 342-6300







Item 7.   Financial Statements and Exhibits.

     (c)     Exhibits.  The following document is furnished as an Exhibit.


Exhibit No.     Exhibit

     99.1       Press Release, dated May 8, 2003





Item 9.    Regulation FD Disclosure.
Item 12.   Results of Operations and Financial Condition.

      On May 8, 2003, the registrant issued a press release providing guidance on its financial results for the 13 weeks ending May 3, 2003. A copy of the press release is furnished herewith as Exhibit 99.1.
























                                     SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                    THE MAY DEPARTMENT STORES COMPANY



Dated: May 8, 2003                  By:    /s/ Richard A. Brickson
                                    Richard A. Brickson
                                    Secretary and Senior Counsel